[GRAPHIC]

MORGAN STANLEY FUNDS

ACTIVE ASSETS -- INSTITUTIONAL MONEY TRUST
                 INSTITUTIONAL GOVERNMENT
                 SECURITIES TRUST

TWO SEPARATE MONEY MARKET FUNDS OFFERED EXCLUSIVELY TO PARTICIPANTS IN THE ACTIVE ASSETS ACCOUNT(R) OR BUSINESSCAPE(SM) FINANCIAL SERVICE PROGRAMS.

FOR INFORMATION ON THE ACTIVE ASSETS ACCOUNT OR BUSINESSCAPE FINANCIAL SERVICE PROGRAMS, READ THE RESPECTIVE CLIENT ACCOUNT AGREEMENT AND/OR CALL
(800) 869-3326 (FOR THE ACTIVE ASSETS ACCOUNT PROGRAM) OR (800) 355-3086 (FOR THE BUSINESSCAPE PROGRAM).


[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

AUGUST 30, 2004

CONTENTS


ELIGIBLE INVESTORS/OVERVIEW                                                    1

THE FUNDS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

         Investment Objectives                                                 2

         Principal Investment Strategies                                       2

         Principal Risks                                                       2

         Past Performance                                                      4

         Fees and Expenses                                                     5

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

         Investment Objectives                                                 6

         Principal Investment Strategies                                       6

         Principal Risks                                                       7

         Past Performance                                                      8

         Fees and Expenses                                                     9

FUND MANAGEMENT                                                               10

SHAREHOLDER INFORMATION

         Pricing Fund Shares                                                  11

         How Are Fund Investments Made?                                       11

         How are Fund Shares Sold?                                            12

         Distributions                                                        14

         Tax Consequences                                                     14

         Additional Information                                               15

FINANCIAL HIGHLIGHTS                                                          16



This PROSPECTUS contains important information about the Funds. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS/OVERVIEW

Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund," and together, the "Funds") are two separate money market funds offered exclusively to participants in the Active Assets Account(R) or BusinesScape(SM) financial service programs (the "Financial Service Programs") offered by Morgan Stanley DW Inc. ("Morgan Stanley DW"). (Morgan Stanley DW is affiliated with Morgan Stanley Investment Advisors Inc., the Funds' "Investment Manager.")

Participants in the Financial Service Programs are offered a Morgan Stanley brokerage account that is linked to the Funds, as well as to Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust (four other money market funds participating in the Financial Service Programs), a debit card, checkwriting privileges, direct deposit service, online account access and, in the case of the Active Assets Account program, a federally insured bank account. In addition, participants in the BusinesScape program may have access to a commercial line of credit.

The annual fee charged for participating in the Active Assets Account or the BusinesScape Financial Service Programs is currently waived for investors in the Funds. At any time, Morgan Stanley DW may change the annual fee charged and the services provided under the Financial Service Programs. For details on the Financial Service Programs, please read the respective client account agreement and/or call (800) 869-3326 (for the Active Assets Account program) or
(800) 355-3086 (for the BusinesScape program).

The minimum amount required to make an initial investment in either Fund is $5 million. Thereafter, the value of your investment must be maintained at a minimum of $2 million. The Investment Manager, in its sole discretion, may waive these requirements in certain circumstances.

THE FUNDS
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST


INVESTMENT OBJECTIVES


[GRAPHIC]

The Fund is a money market fund that seeks high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund may invest in the following money market securities:
-  Commercial paper.
-  Corporate debt obligations.
- Debt obligations of U.S.-regulated banks (including domestic branches of foreign banks) and instruments secured by those obligations (including certificates of deposit).
-  Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

- Repurchase agreements (which may be viewed as a type of secured lending by the Fund).
-  U.S. dollar denominated foreign bank obligations.

- Adjustable rate government securities with final maturities in excess of 397 days.
-  Asset-backed securities.
-  Promissory notes and funding agreements.
-  Tax-exempt variable rate demand notes.


PRINCIPAL RISKS

[GRAPHIC]


There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.


[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.


PROMISSORY NOTES AND FUNDING AGREEMENTS RISK. The Fund may invest in unsecured promissory notes and funding agreements. The secondary market, if any, for unsecured promissory notes and funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Fund may invest up to 10% in illiquid securities, including unsecured promissory notes and funding agreements.

ASSET-BACKED SECURITIES RISK. The Fund may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

TAX-EXEMPT VARIABLE RATE DEMAND NOTES RISK. The Fund may invest in tax-exempt variable rate demand notes. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.


FOREIGN MONEY MARKET SECURITIES. The Fund may invest in U.S. dollar denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Investment Manager determines they are of comparable quality to the Fund's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

2001    4.19%
2002    1.67%
2003    1.03%


Year-to-date total return as of June 30, 2004 was 0.45%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.41% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.23% (quarter ended September 30, 2003).


[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS THE PERFORMANCE OF THE FUND'S SHARES FOR THE PAST THREE CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                         LIFE OF FUND
                                                      PAST 1 YEAR  (SINCE FEBRUARY 15, 2000)
Active Assets Institutional Money Trust                   1.03%             3.23%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

FEES AND EXPENSES

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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                              0.15%
Distribution and service (12b-1) fees                                       None
Other expenses                                                              0.03%
Total annual Fund operating expenses(1)                                     0.18%



(1) The Investment Manager has agreed to assume all operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation exceed 0.20% of the average daily net assets of the Fund and will continue to do so on a permanent basis.
     This waiver had no effect on the expenses set forth in the table above.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


    1 YEAR        3 YEARS         5 YEARS          10 YEARS
    $   18        $    58         $   101          $    230


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

THE FUNDS
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST


INVESTMENT OBJECTIVES


[GRAPHIC]

The Fund is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in high quality, short-term U.S. government securities. In selecting investments, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Fund may invest in the following U.S. government securities:
- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
- Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.
- Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks.
- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.


The Fund also may invest up to 10% of its assets in Federal Deposit Insurance Corporation ("FDIC") insured certificates of deposit of banks and savings and loan institutions, and adjustable rate government securities with final maturities in excess of 397 days.


In addition, the Fund may invest in repurchase agreements which may be viewed as a type of secured lending by the Fund.

[SIDENOTE]

MONEY MARKET

A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.

YIELD

THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.


Credit risk is minimal with respect to the Fund's U.S. government securities investments. Repurchase agreements and insured certificates of deposit may involve a greater degree of credit risk. The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

PAST PERFORMANCE


[GRAPHIC]


The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


[CHART]


ANNUAL TOTAL RETURN--CALENDAR YEAR


2003    1.09%


Year-to-date total return as of June 30, 2004 was 0.47%.

During the period shown in the bar chart, the highest return for a calendar quarter was 0.30% (quarter ended March 31, 2003) and the lowest return for a calendar quarter was 0.25% (quarter ended September 30, 2003).


[SIDENOTE]

ANNUAL TOTAL RETURNS.


THIS CHART SHOWS THE PERFORMANCE OF THE FUND'S SHARES FOR THE PAST CALENDAR
YEAR.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                                  LIFE OF FUND
                                                           PAST 1 YEAR     (SINCE NOVEMBER 4, 2002)
Active Assets Institutional Government Securities Trust        1.09%                1.14%


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.

ANNUAL FUND OPERATING EXPENSES


Management fee                                                            0.14%
Distribution and service (12b-1) fees                                     None
Other expenses                                                            0.06%
Total annual Fund operating expenses(1)                                   0.20%



(1) Through December 31, 2004, The Investment Manager has agreed to cap the operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in its Investment Management Agreement as follows: 0.05% of the Fund's daily net assets while the Fund's net assets are up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million. Thereafter, the Investment Manager has agreed under its Investment Management Agreements with the Fund to assume the Fund's operating expenses (except for brokerage fees), to the extent such expenses exceed on an annual basis, 0.20% of the average daily net assets of the Fund. The fees disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager to the extent such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. For the year ended June 30, 2004, taking the waiver/assumption into account, the total operating expenses of the Fund were 0.09%.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


  1 YEAR             3 YEARS          5 YEARS         10 YEARS
  $   20             $    64          $   113         $    255


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED JUNE 30, 2004.

FUND MANAGEMENT


Each Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

Each Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on each Fund's average daily net assets. For the fiscal year ended June 30, 2004, each Fund accrued total compensation to the Investment Manager amounting to 0.15% of each Fund's average daily net assets.

In the case of Active Assets Institutional Government Securities Trust, the Investment Manager has capped the Fund's expenses as follows through December 31, 2004: 0.05% of the Fund's daily net assets while the Fund's net assets are up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million.

Thereafter in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Manager has agreed, under each respective Investment Management Agreement, to assume Fund operating expenses (except for brokerage fees) to the extent such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the investment management fees below 0.15% for the Funds. For example, in the case of Active Assets Institutional Money Trust, if "other expenses" are estimated to be 0.06% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.14% of the Fund's average daily net assets. If in the future "other expenses" decline to 0.05% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.15% of the Fund's average daily net assets.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY, HAD APPROXIMATELY $105 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF JULY 31, 2004.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of each Fund's shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

The net asset value per share of each Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open. On days when the New York Stock Exchange closes prior to such time, the net asset value per share of the Funds will be determined at such earlier time. Shares will not be priced on days that the New York Stock Exchange is closed.

HOW ARE FUND INVESTMENTS MADE?

[GRAPHIC]

Cash balances in your Financial Service Program account (through the Active Assets Account or the BusinesScape programs) that are not invested in securities will be automatically invested in shares of the Fund of your choice on each day that the New York Stock Exchange is open for business. Investors in either Financial Service Program may select any fund offered for investment to Financial Service Program participants, including the Funds and Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust. Alternatively, if you are a participant in the Active Assets Account program, you may choose to have your cash balances deposited in a federally insured bank account designated by Morgan Stanley DW rather than invested in a fund. In each case, please read the respective fund's prospectus carefully prior to making an investment decision. You may change your investment selection at any time by notifying your Morgan Stanley Financial Advisor. Upon selecting a different fund, your shares held in the previously designated fund will automatically be sold and reinvested in shares of the newly selected fund.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

WIRING MONEY TO YOUR ACCOUNT. If you want to purchase Fund shares by wiring federal funds to your account, contact your Morgan Stanley Financial Advisor. If your wire is received prior to 4:00 p.m. Eastern time, your money will be invested in shares of the selected Fund on that day at the Fund's share price calculated on that day.

AUTOMATIC PURCHASES. Your account will be reviewed on each business day to determine whether the account has a cash balance as a result of any credits accrued that day. Credits to your account may arise, for example, from sales of securities or from direct cash payments into the account. Debits to your account may arise from purchases of securities, margin calls, other account charges (including, in the case of your BusinesScape account, any principal and/or interest owed on your commercial line of credit, if applicable), debit card purchases, cash advances or withdrawals, and any checks written against the account. The cash balance, reduced by any debits to your account incurred that day, will be used to purchase shares of your selected Fund on the next business day at the Fund's share price calculated on that next day. However, if you make a cash payment into your account (by check) after Morgan Stanley's deadline for processing checks has passed, then investment in the Fund may not occur until the second business day after the payment is made (at the share price calculated on that day).

ALL PURCHASES. You begin earning dividends the same day your Fund shares are purchased. Each Fund will effect orders to purchase shares on each day the New York Stock Exchange is open. Orders to purchase shares must be received prior to 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes prior to such time, orders must be received prior to such earlier time. Orders received after such time will be processed the following business day.

HOW ARE FUND SHARES SOLD?

[GRAPHIC]

VOLUNTARY SALES. If you wish to sell all or some of your Fund shares, you may do so by:

(a) instructing your Morgan Stanley Financial Advisor to wire transfer federal funds to your bank;

(b) writing a check against your account in an amount equal to the value of shares you wish to sell (there may be fees imposed for writing these checks); or

(c) obtaining cash using your debit card (there may be fees imposed and certain limitations on withdrawals).

Once you have taken any of these steps, your sale will normally be processed on that same day at the Fund's share price calculated that day. If you submit a wire instruction to sell shares of a Fund before 4:00 p.m. Eastern time, you will receive payment of your sale proceeds on that day. If you submit your instruction after such times, your shares will be sold on the next business day and you will receive the proceeds from the sale on that next day. If you seek to sell Fund shares by writing a check against your account, Fund shares will not be sold until the day on which the check is presented for payment. Prior to selling any Fund shares through any of the above methods you should call your Morgan Stanley Financial Advisor or the applicable information number listed above or appearing on the cover of this Prospectus to determine the value of the Fund shares you own. If there is an insufficient value of Fund shares to cover your account withdrawals, then Morgan Stanley DW may take the authorized steps described in your client account agreement. If you seek to sell shares by wire instruction, the amount covered in the instruction may not exceed the value of Fund shares you hold less any debits accrued to your account; otherwise, the wire instruction will be refused and you will need to resubmit the instruction for a lesser amount.

AUTOMATIC SALES

NEGATIVE BALANCES IN YOUR FINANCIAL SERVICE PROGRAM ACCOUNT. Your account will be reviewed on each business day to determine whether the account has a negative balance as a result of debits incurred on that day. Of course, the negative balance will be reduced by any credits accrued to the account on that day. On the same day, a sufficient number of your Fund shares will automatically be sold to equal the value of the negative balance. The sale price of the Fund's shares will be the share price calculated on that day. If the value of your Fund shares is insufficient to equal the negative balance, Morgan Stanley DW is authorized to take the actions described in your client account agreement, including, if you are eligible, applying a margin loan to your account or accessing your line of credit, as applicable, to cover outstanding debits.

In addition, if Morgan Stanley DW exercises its right to terminate the Financial Service Program you are invested in, then all of your Fund shares will be sold.

INSUFFICIENT INVESTMENT AMOUNTS. If your investment in a Fund falls below the Fund's minimum maintenance requirement, your Fund shares will be sold and the proceeds will be reinvested as follows:

IF YOUR INVESTMENT IS IN      AND THE VALUE OF YOUR INVESTMENT IS LESS THAN    YOUR PROCEEDS WILL BE INVESTED IN
Active Assets Institutional
Money Trust                   $2 million                                       Active Assets Money Trust

Active Assets Institutional                                                    Active Assets Government
Government Securities Trust   $2 million                                       Securities Trust

You should be aware that Active Assets Money Trust and Active Assets Government Securities Trust are subject to higher annual expenses than the Funds. In addition, if your investment is reinvested in shares of Active Assets Money Trust or Active Assets Government Securities Trust, you will lose one or more day's dividend because of the timing difference between the way the funds earn dividends. Please consult the appropriate fund's prospectus for more details.

The value of your investment will be tracked on a 30-day rolling average basis. In the event the value of your investment does not meet the minimum maintenance requirement for your Fund, we will provide you notice that allows you 30 days to increase your investment amount to satisfy the Fund's minimum maintenance requirement. A pattern of frequent notices may result in the Fund, in its discretion, automatically selling your shares, even if you meet the minimum maintenance requirement at the time of such sale. However, your shares will not be sold unless you had previously received a notice alerting you that the next time the value of your shares falls below your Fund's maintenance minimum (based on a 30-day rolling average basis) your shares will automatically be sold.

ALL SALES. You will not earn a dividend on the day your shares are sold. Orders to sell shares (redemption requests) will be processed on the day on which they are received, provided they are received prior to 4:00 p.m. Eastern time or, if the New York Stock Exchange closes earlier than 4:00 p.m., prior to such earlier closing time. Orders received after such time will be processed the following business day. Generally, payment for Fund shares sold will be made on the day on which the order is processed, but may be postponed under extraordinary circumstances when the Investment Manager believes that same day payment is impractical or could have a material adverse impact on the Fund. For example, on any day that the Bond Market Association recommends that the bond markets close early, payments may be postponed with respect to redemption requests received subsequent to the recommended closing time. Such postponements will normally be until the next business day, but will not exceed seven calendar days (or three business days, if the order is executed through a broker). If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

DISTRIBUTIONS

[GRAPHIC]

Each Fund passes substantially all of its earnings along to its investors as "distributions." Each Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Investment Manager does not anticipate that there will be significant capital gain distributions.

Each Fund declares and pays income dividends on each day the New York Stock Exchange is open for business, of all of its daily net investment income to shareholders of record as of 4:00 p.m. Eastern time (or, on days when the New York Stock Exchange closes prior to such time, at such earlier time). Dividends are reinvested automatically in additional shares of the respective Fund (rounded to the last 1/100 of a share). Short-term capital gains, if any, are distributed periodically. Long-term capital gains, if any, are distributed at least once in December.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your investment in a Fund will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Your distributions are normally subject to federal and state income tax when they are paid. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in a Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Manager and/or the distributor may pay additional compensation (out of their own resources and not as an expense of the Funds) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of Fund shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' STATEMENT OF ADDITIONAL INFORMATION.

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.


                                                                                           FOR THE PERIOD
                                                                                         FEBRUARY 15, 2000*
                                                                                               THROUGH
-----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30,                    2004       2003       2002       2001       JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period        $    1.00   $   1.00   $   1.00   $   1.00    $    1.00
                                            ---------   --------   --------   --------    ---------
Net income from investment operations           0.009      0.014      0.024      0.058        0.023
Less dividends from net investment income      (0.009)+   (0.014)+   (0.024)+   (0.058)+     (0.023)
                                            ---------   --------   --------   --------    ---------
Net asset value, end of period              $    1.00   $   1.00   $   1.00   $   1.00    $    1.00
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     0.91%      1.37%      2.45%      5.95%        2.31%(1)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                         0.18%      0.17%      0.17%      0.19%        0.20%(2)(3)
Net investment income                            0.91%      1.36%      2.40%      5.61%        6.12%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in millions      $     936   $  1,148   $  1,153   $  1,146    $     813

*    Commencement of operations.
+    Includes capital gain distribution of less than $0.001.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.31% and 6.01%, respectively.

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this PROSPECTUS from the annual report, which is available upon request.


                                                                FOR THE PERIOD
                                               FOR THE YEAR    NOVEMBER 4, 2002*
                                                   ENDED            THROUGH
                                               JUNE 30, 2004     JUNE 30, 2003
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $    1.00       $    1.00
                                                ---------       ---------
Net income from investment operations               0.010           0.008
Less dividends from net investment income          (0.010)+        (0.008)
                                                ---------       ---------
Net asset value, end of period                  $    1.00       $    1.00
---------------------------------------------------------------------------------
TOTAL RETURN                                         0.97%           0.82%(1)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             0.09%(3)        0.03%(2)(3)
Net investment income                                0.96%(3)        1.17%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $ 385,845       $ 155,363

*    Commencement of operations.
+    Includes capital gain distribution of less than $0.001.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:

                                                          EXPENSE   NET INVESTMENT
            PERIOD ENDED:                                  RATIO     INCOME RATIO
            -------------                                 -------   --------------
            JUNE 30, 2004                                   0.21%        0.84%
            JUNE 30, 2003                                   0.47         0.73

NOTES

Additional information about each Fund's investments is available in each Funds' ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Funds' STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Funds. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Funds, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Funds by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds


Information about the Funds (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:


ACTIVE ASSETS INSTITUTIONAL MONEY TRUST                AVIXX
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT
SECURITIES TRUST                                       AISXX

THE FUNDS' INVESTMENT COMPANY ACT FILE NOS. ARE:
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST             811-9713
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT
SECURITIES TRUST                                   811-21024


Investments and services are offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley, Active Assets(R) and Active Assets Account(R) are service marks of Morgan Stanley or its affiliates.


(C)2004 Morgan Stanley


[MORGAN STANLEY FUNDS LOGO]


CLF#37854 PRO-00


[GRAPHIC]

MORGAN STANLEY FUNDS

          ACTIVE ASSETS--INSTITUTIONAL MONEY TRUST
                         INSTITUTIONAL GOVERNMENT
                         SECURITIES TRUST

                                                                      37854 8/04

                             TWO SEPARATE MONEY MARKET FUNDS OFFERED EXCLUSIVELY
                     TO PARTICIPANTS IN THE ACTIVE ASSETS(R) OR BUSINESSCAPE(SM)
                                                     FINANCIAL SERVICE PROGRAMS.


[MORGAN STANLEY LOGO]



PROSPECTUS
AUGUST 30, 2004

STATEMENT OF ADDITIONAL INFORMATION             ACTIVE ASSETS
                                                INSTITUTIONAL MONEY TRUST

AUGUST 30, 2004

                                                     ACTIVE ASSETS
                                                     INSTITUTIONAL
                                                     GOVERNMENT
                                                     SECURITIES TRUST


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated August 30, 2004) for Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund") may be obtained without charge from the Funds at their address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Active Assets Institutional Money Trust
Active Assets Institutional Government Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  History of the Funds                                                                                   4

  II.  Description of the Funds and Their Investments and Risks                                               4

       A. Classification                                                                                      4

       B. Investment Strategies and Risks                                                                     4

       C. Investment Objectives/Policies/Investment Restrictions                                              7

 III.  Management of the Funds                                                                                8

       A. Board of Trustees                                                                                   8

       B. Management Information                                                                              8

       C. Compensation                                                                                       15

  IV.  Control Persons and Principal Holders of Securities                                                   17

   V.  Investment Management and Other Services                                                              18

       A. Investment Manager                                                                                 18

       B. Principal Underwriter                                                                              19

       C. Services Provided by the Investment Manager                                                        19

       D. Other Service Providers                                                                            20

       E. Codes of Ethics                                                                                    21

       F. Proxy Voting Policies and Procedures and Proxy Voting Record                                       21

  VI.  Brokerage Allocation and Other Practices                                                              21

       A. Brokerage Transactions                                                                             21

       B. Commissions                                                                                        21

       C. Brokerage Selection                                                                                22

       D. Directed Brokerage                                                                                 22

       E. Regular Broker-Dealers                                                                             23

       F. Revenue Sharing                                                                                    23

 VII.  Capital Stock and Other Securities                                                                    24

VIII.  Purchase, Redemption and Pricing of Shares                                                            24

       A. Purchase/Redemption of Shares                                                                      24

       B. Offering Price                                                                                     24

  IX.  Taxation of the Funds and Their Shareholders                                                          26

   X.  Underwriters                                                                                          28

  XI.  Performance Data                                                                                      28

 XII.  Financial Statements                                                                                  28

XIII.  Fund Counsel                                                                                          28

Appendix A. Morgan Stanley Investment Management Proxy Voting Policy and Procedures                         A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York is the Custodian of the Funds' assets.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Either of Active Assets Institutional Money Trust or Active Assets Institutional Government Securities Trust, each a registered, no-load open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Funds.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Funds.

I. HISTORY OF THE FUNDS

     Each Fund was organized as a Massachusetts business trust, under a separate Declaration of Trust. Active Assets Institutional Money Trust was organized on November 23, 1999. Active Assets Institutional Government Securities Trust was organized on January 18, 2002.

II. DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

A. CLASSIFICATION

     Each Fund is an open-end, diversified management investment company whose investment objectives is to provide high current income, preservation of capital and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Funds' investment strategies and risks should be read with the sections of the Funds' PROSPECTUS entitled "Principal Investment Strategies" and "Principal Risks."


     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Funds in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Funds. These agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by the Funds of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Funds will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Funds to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. In addition, Active Assets Institutional Money Trust may invest in repurchase agreements backed by non-governmental collateral. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Fund to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by the Requisite NRSROs, as determined by the Board of Trustees of the Fund or its delegate. Additionally, upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. A Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Investment Manager, liquidity or other considerations warrant.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Each Fund may invest in variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Funds to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to a Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets a Fund's investment quality requirements.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. Each Fund will establish a segregated account with its Custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Funds and for purposes other than meeting redemptions may not exceed 5% of each Fund's total assets.

     PRIVATE PLACEMENTS. Active Assets Institutional Money Trust may invest in commercial paper issued in reliance on the so-called "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities."

     LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds' management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.


     When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Funds will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


INVESTMENT STRATEGIES AND RISKS APPLICABLE TO ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

     PROMISSORY NOTES. The Fund may invest in unsecured promissory notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in corporate debt. The Fund may invest up to 10% in illiquid securities, including unsecured bank promissory notes.

     FUNDING AGREEMENTS. The Fund may invest in funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Fund may invest up to 10% in illiquid securities, including funding agreements.

     TAX-EXEMPT VARIABLE RATE DEMAND NOTES. The Fund may invest in tax-exempt variable rate demand notes, which are variable rate tax-exempt debt obligations that give investors the right to demand principal repayment. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.

     CORPORATE DEBT OBLIGATIONS. Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporate debt obligations subject to any quality constraints set forth under Rule 2a-7 of the Investment Company Act of 1940.

     ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

     Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies of instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries or repossessed collateral may not, in some cases, be available to support payments on those securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

     ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.


C. INVESTMENT OBJECTIVES/POLICIES/INVESTMENT RESTRICTIONS


     Each Fund's investment objectives, policies and restrictions listed below have been adopted by the Funds as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the applicable Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the applicable Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, in each case, unless otherwise noted or required by law (such as limitations relating to borrowing or investments in illiquid securities).


     Each Fund will:

     1.   Seek high current income, preservation of capital and liquidity.

     Each Fund will not:

     1. Borrow money, except for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, provided that (i) borrowing in the aggregate may not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed); or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 33 1/3% of the value of the Fund's total assets, and (ii) borrowing for purposes other than meeting redemption requests may not exceed 5% of the value of the Fund's total assets (including the amount borrowed).


     2. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer.

     3. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security).

     4. Purchase any securities, other than obligations of banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     5.   Purchase any common stocks or other equity securities.

     6. Make loans to others, except through the purchase of the permitted debt obligations and repurchase agreements; and loans of portfolio securities in excess of 10% of the value of the Fund's total assets, made in accordance with guidelines established by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein.

     8. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

     9.   Underwrite securities of other issuers.

     10. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) entering into any reverse repurchase agreement; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) borrowing money in accordance with restrictions described above.

     In addition, as a non-fundamental policy, each Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G), or 12(d)(1)(J) of the Investment Company Act. Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

III. MANAGEMENT OF THE FUNDS

A. BOARD OF TRUSTEES

     The Board of Trustees of each of the Funds oversees the management of each Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Funds' general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Funds and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of each Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of each Fund, thereby consolidating the existing Board of each Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of each Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of each Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANTS   SERVED*               PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
--------------------------  -----------  ----------  -------------------------------------  ----------  ----------------------------
Michael Bozic (63)          Trustee      Since       Private Investor; Director or Trustee     208      Director of Weirton Steel
c/o Kramer Levin                         April 1994  of the Retail Funds (since April                   Corporation.
Naftalis & Frankel LLP                               1994) and the Institutional Funds
Counsel to the                                       (since July 2003); formerly Vice
Independent Trustees                                 Chairman of Kmart Corporation
919 Third Avenue                                     (December 1998-October 2000),
New York, NY                                         Chairman and Chief Executive Officer
                                                     of Levitz Furniture Corporation
                                                     (November 1995-November 1998) and
                                                     President and Chief Executive Officer
                                                     of Hills Department Stores (May 1991-
                                                     July 1995); formerly variously
                                                     Chairman, Chief Executive Officer,
                                                     President and Chief Operating Officer
                                                     (1987-1991) of the Sears Merchandise
                                                     Group of Sears, Roebuck & Co.

Edwin J. Garn (71)          Trustee      Since       Managing Director of Summit Ventures      208      Director of Franklin Covey
c/o Summit Ventures LLC                  January     LLC; Director or Trustee of the                    (time management systems),
One Utah Center                          1993        Retail Funds (since January 1993) and              BMW Bank of North America,
201 South Main Street                                the Institutional Funds (since July                Inc. (industrial loan
Salt Lake City, UT                                   2003); member of the Utah Regional                 corporation), United Space
                                                     Advisory Board of Pacific Corp.;                   Alliance (joint venture
                                                     formerly United States Senator                     between Lockheed Martin and
                                                     (R-Utah) (1974-1992) and Chairman,                 the Boeing Company) and
                                                     Senate Banking Committee (1980-1986),              Nuskin Asia Pacific
                                                     Mayor of Salt Lake City, Utah                      (multilevel marketing);
                                                     (1971-1974), Astronaut, Space Shuttle              member of the board of
                                                     Discovery (April 12-19, 1985), and                 various civic and charitable
                                                     Vice Chairman, Huntsman Corporation                organizations.
                                                     (chemical company).

Wayne E. Hedien (70)        Trustee      Since       Retired; Director or Trustee of the       208      Director of The PMI Group
c/o Kramer Levin                         September   Retail Funds (since September 1997)                Inc.(private mortgage
Naftalis & Frankel LLP                   1997        and the Institutional Funds (since                 insurance); Trustee and Vice
Counsel to the                                       July 2003); formerly associated with               Chairman of The Field Museum
Independent Trustees                                 the Allstate Companies (1966-1994),                of Natural History; director
919 Third Avenue                                     most recently as Chairman of The                   of various other business
New York, NY                                         Allstate Corporation (March 1993-                  and charitable
                                                     December 1994) and Chairman and Chief              organizations.
                                                     Executive Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                            POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANTS   SERVED*               PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
--------------------------  -----------  ----------  -------------------------------------  ----------  ----------------------------
Dr. Manuel H. Johnson (55)  Trustee      Since July  Senior Partner, Johnson Smick             208      Director of NVR, Inc. (home
c/o Johnson Smick                        1991        International, Inc., a consulting                  construction); Chairman and
International, Inc.                                  firm; Chairman of the Audit Committee              Trustee of the Financial
2099 Pennsylvania                                    and Director or Trustee of the Retail              Accounting Foundation
Avenue, N.W.                                         Funds (since July 1991) and the                    (oversight organization of
Suite 950                                            Institutional Funds (since July                    the Financial Accounting
Washington, D.C.                                     2003); Co-Chairman and a founder of                Standards Board); Director
                                                     the Group of Seven Council (G7C), an               of RBS Greenwich Capital
                                                     international economic commission;                 Holdings (financial holding
                                                     formerly Vice Chairman of the Board                company).
                                                     of Governors of the Federal Reserve
                                                     System and Assistant Secretary of the
                                                     U.S. Treasury.

Joseph J. Kearns (62)       Trustee      Since July  President, Kearns & Associates LLC        209      Director of Electro Rent
c/o Kearns &                             2003        (investment consulting); Deputy                    Corporation (equipment
Associates LLC                                       Chairman of the Audit Committee and                leasing), The Ford Family
PMB754                                               Director or Trustee of the Retail                  Foundation, and the UCLA
23852 Pacific Coast                                  Funds (since July 2003) and the                    Foundation.
Highway                                              Institutional Funds (since August
Malibu, CA                                           1994); previously Chairman of the
                                                     Audit Committee of the Institutional
                                                     Funds (October 2001-July 2003);
                                                     formerly CFO of the J. Paul Jetty
                                                     Trust.

Michael E. Nugent (68)      Trustee      Since July  General Partner of Triumph Capital,       208      Director of various business
c/o Triumph Capital, L.P.                1991        L.P., a private investment                         organizations.
445 Park Avenue                                      partnership; Chairman of the
New York, NY                                         Insurance Committee and Director or
                                                     Trustee of the Retail Funds (since
                                                     July 1991) and the Institutional
                                                     Funds (since July 2001); formerly
                                                     Vice President, Bankers Trust Company
                                                     and BT Capital Corporation
                                                     (1984-1988).

Fergus Reid (72)            Trustee      Since July  Chairman of Lumelite Plastics             209      Trustee and Director of
c/o Lumelite Plastics                    2003        Corporation; Chairman of the                       certain investment companies
Corporation                                          Governance Committee and Director or               in the JPMorgan Funds
85 Charles Colman Blvd.                              Trustee of the Retail Funds (since                 complex managed by J.P.
Pawling, NY                                          July 2003) and the Institutional                   Morgan Investment Management
                                                     Funds (since June 1992).                           Inc.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                            POSITION(S)  LENGTH OF                                          OVERSEEN BY
NAME, AGE AND ADDRESS OF     HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT    OTHER DIRECTORSHIPS HELD
  MANAGEMENT TRUSTEE        REGISTRANTS   SERVED*               PAST 5 YEARS**                TRUSTEE            BY TRUSTEE
--------------------------  -----------  ----------  -------------------------------------  ----------- ----------------------------
Charles A. Fiumefreddo      Chairman     Since July  Chairman and Director or Trustee of       208      None
(71)                        of the       1991        the Retail Funds (since July 1991)
c/o Morgan Stanley Trust    Board                    and the Institutional Funds (since
Harborside Financial        and                      July 2003); formerly Chief Executive
Center,                     Trustee                  Officer of the Retail Funds (until
Plaza Two,                                           September 2002).
Jersey City, NJ

James F. Higgins (56)       Trustee      Since June  Director or Trustee of the Retail         208      Director of AXA Financial,
c/o Morgan Stanley Trust                 2000        Funds (since June 2000) and the                    Inc. and The Equitable Life
Harborside Financial                                 Institutional Funds (since July                    Assurance Society of the
Center,                                              2003); Senior Advisor of Morgan                    United States (financial
Plaza Two,                                           Stanley (since August 2000); Director              services).
Jersey City, NJ                                      of the Distributor and Dean Witter
                                                     Realty Inc.; previously President and
                                                     Chief Operating Officer of the
                                                     Private Client Group of Morgan
                                                     Stanley (May 1999-August 2000), and
                                                     President and Chief Operating Officer
                                                     of Individual Securities of Morgan
                                                     Stanley (February 1997-May 1999).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.



                                 POSITION(S)       LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH          TIME                        PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANTS        SERVED*                               PAST 5 YEARS**
-----------------------------  ---------------  ----------------  ------------------------------------------------------------
Mitchell M. Merin (51)         President        Since May 1999    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                       Investment Management Inc.; President, Director and Chief
New York, NY                                                      Executive Officer of the Investment Manager and Morgan
                                                                  Stanley Services; Chairman and Director of the Distributor;
                                                                  Chairman and Director of the Transfer Agent; Director of
                                                                  various Morgan Stanley subsidiaries; President of the
                                                                  Institutional Funds (since July 2003) and President of the
                                                                  Retail Funds (since May 1999); Trustee (since July 2003) and
                                                                  President (since December 2002) of the Van Kampen
                                                                  Closed-End Funds; Trustee (since May 1999) and President
                                                                  (since October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                Vice President   Since February    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                     1997              (since December 2000) of Morgan Stanley Investment
New York, NY                                                      Management; Managing Director (since December 2000),
                                                                  Secretary (since February 1997) and Director (since July
                                                                  1998) of the Investment Manager and Morgan Stanley
                                                                  Services; Vice President of the Retail Funds; Assistant
                                                                  Secretary of Morgan Stanley DW; Vice President of the
                                                                  Institutional Funds (since July 2003); Managing Director,
                                                                  Secretary and Director of the Distributor; previously
                                                                  Secretary of the Retail Funds (February 1997-July 2003)
                                                                  and General Counsel (February 1997-April 2004) of the
                                                                  Retail Funds; Vice President and Assistant General Counsel
                                                                  of the Investment Manager and Morgan Stanley Services
                                                                  (February 1997-December 2001).

                                 POSITION(S)       LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH          TIME                        PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANTS        SERVED*                               PAST 5 YEARS**
-----------------------------  ---------------  ----------------  ------------------------------------------------------------
Ronald E. Robison (65)         Executive Vice   Since April 2003  Principal Executive Officer -- Office of the Funds (since
1221 Avenue of the Americas    President and                      November 2003); Managing Director of Morgan Stanley & Co.
New York, NY                   Principal                          Incorporated, Morgan Stanley Investment Management Inc. and
                               Executive                          Morgan Stanley; Managing Director, Chief Administrative
                               Officer                            Officer and Director of the Investment Manager and Morgan
                                                                  Stanley Services; Chief Executive Officer and Director of
                                                                  the Transfer Agent; Managing Director and Director of the
                                                                  Distributor; Executive Vice President and Principal
                                                                  Executive Officer of the Institutional Funds (since July
                                                                  2003) and the Retail Funds (since April 2003); Director of
                                                                  Morgan Stanley SICAV (since May 2004); previously President and Director of the Institutional Funds (March 2001-July
                                                                  2003) and Chief Global Operations Officer of Morgan Stanley
                                                                  Investment Management Inc.

Joseph J. McAlinden (61)       Vice President   Since July 1995   Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                       Investment Manager and Morgan Stanley Investment Management
New York, NY                                                      Inc.; Director of the Transfer Agent, Chief Investment
                                                                  Officer of the Van Kampen Funds; Vice President of the
                                                                  Institutional Funds (since July 2003) and the Retail Funds
                                                                  (since July 1995).

Amy R. Doberman (42)           Vice President   Since July 2004   Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                       Management; Managing Director of Morgan Stanley Investment
New York, NY                                                      Management Inc. and the Investment Manager; Vice President
                                                                  of the Institutional and Retail Funds (since July 2004);
                                                                  previously, Managing Director and General Counsel --
                                                                  Americas, UBS Global Asset Management (July 2000-July 2004)
                                                                  and General Counsel, Aeltus Investment Management, Inc.
                                                                  (January 1997-July 2000).

Stefanie V. Chang (37)         Vice President   Since July 2003   Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                       Morgan Stanley Investment Management Inc. and the
New York, NY                                                      Investment Manager; Vice President of the Institutional
                                                                  Funds (since December 1997) and the Retail Funds (since
                                                                  July 2003); formerly practiced law with the New York law
                                                                  firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Treasurer and    Treasurer since   Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Chief            July 2003 and     Stanley Services (since December 2001); Vice President of
Harborside Financial Center,   Financial        Chief Financial   the Retail Funds (September 2002-July 2003), Vice
Plaza Two,                     Officer          Officer since     President of the Investment Manager and Morgan Stanley
Jersey City, NJ                                 September 2002    Services (August 2000-November 2001) and Senior Manager at
                                                                  PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (58)          Vice President   Since July 2003   Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                          Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                      Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                                                        Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                                                   of the Investment Manager, the Distributor and Morgan
                                                                  Stanley Services.

Mary E. Mullin (37)            Secretary        Since July 2003   Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                       Morgan Stanley Investment Management Inc. and the
New York, NY                                                      Investment Manager; Secretary of the Institutional Funds
                                                                  (since June 1999) and the Retail Funds (since July 2003);
                                                                  formerly practiced law with the New York law firms of
                                                                  McDermott, Will & Emery and Skadden, Arps, Slate, Meagher &
                                                                  Flom LLP.

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of each of the Funds:
Lou Anne D. McInnis, Marilyn K. Cranney, Joanne Doldo, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each of the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment, Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003.



                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2003)                       (AS OF DECEMBER 31, 2003)
------------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                                 none                                       over $100,000
Edwin J. Garn                                 none                                       over $100,000
Wayne E. Hedien                               none                                       over $100,000
Dr. Manuel H. Johnson                         none                                       over $100,000
Joseph J. Kearns(1)                           none                                       over $100,000
Michael E. Nugent                             none                                       over $100,000
Fergus Reid(1)                                none                                       over $100,000

INTERESTED:

Charles A. Fiumefreddo                  over $100,000(2)                                 over $100,000
James F. Higgins                              none                                       over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.
(2)  Active Assets Institutional Money Trust

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of each Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of each Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee. A Derivatives Committee was eliminated as of July 31, 2003.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate indi-viduals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Funds' fiscal year ended June 30, 2004, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Funds are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit Committee is an interested person, as defined under the Investment Company Act, of each Fund. Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of each Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Funds' Board and on committees of such Board and recommends such qualified individuals for nomination by the Funds' Independent Trustees as candidates for election as Independent Trustees, advises the Funds' Board with respect to Board composition, procedures and committees, develops and recommends to the Funds' Board a set of corporate governance principles applicable to each Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Funds' fiscal year ended June 30, 2004, the Governance Committee held one meeting.

     The Funds do not have a separate nominating committee. While the Funds' Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Funds believe that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien,
Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for each Fund. Persons recommended by the Funds' Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of each Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each Fund expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Funds' Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 17 meetings of the Board of Trustees of each Fund held during the fiscal year ended June 30, 2004. The Independent Trustees of each Fund also met seven times during that time, in addition to the meetings of the full Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by each Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Funds' fiscal year ended June 30, 2004, the Insurance Committee held four meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. Each Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of each Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Funds' Board of Trustees. Shareholders should send communications intended for the Funds' Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds' office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by managements, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     Each of the Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee or Officer.

     Prior to August 1, 2003, each of the Funds paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Funds paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by each of the Funds.

     Effective April 1, 2004, each of the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following tables show aggregate compensation paid to the Funds' Trustees from the Funds for the fiscal year ended June 30, 2004. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003.

                      AGGREGATE COMPENSATION FROM THE FUNDS



                                                                                           ACTIVE ASSETS
                                                                       ACTIVE ASSETS       INSTITUTIONAL
                                                                       INSTITUTIONAL        GOVERNMENT
NAME OF TRUSTEE                                                         MONEY TRUST      SECURITIES TRUST
---------------                                                        -------------     ----------------
Michael Bozic(1)(3)                                                       $ 1,468             $ 498
Charles A. Fiumefreddo*(2)                                                  2,851               995
Edwin J. Garn(1)(3)                                                         1,468               498
Wayne E. Hedien(1)(2)                                                       1,468               498
James F. Higgins*                                                               0                 0
Dr. Manuel H. Johnson(1)                                                    1,838               664
Joseph J. Kearns(1)                                                         1,948               581
Michael E. Nugent(1)(2)                                                     1,622               581
Fergus Reid(1)(3)                                                           1,948               581


----------

(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Funds' Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                                                         NUMBER OF
                                                                     PORTFOLIOS IN THE
                                                                       FUND COMPLEX      TOTAL COMPENSATION
                                                                      FROM WHICH THE        FROM THE FUND
                                                                     TRUSTEE RECEIVED     COMPLEX PAYABLE
NAME OF TRUSTEE                                                        COMPENSATION          TO TRUSTEES
---------------                                                      -----------------   ------------------
Michael Bozic                                                                208              $ 164,400
Charles A. Fiumefreddo                                                       208                360,000
Edwin J. Garn                                                                208                164,400
Wayne E. Hedien                                                              208                164,300
James F. Higgins                                                             208                      0
Dr. Manuel H. Johnson                                                        208                228,213
Joseph J. Kearns(1)                                                          209                166,710
Michael E. Nugent                                                            208                277,441
Fergus Reid(1)                                                               209                149,299


----------

(1) Includes amounts deferred at the election of the Trustees under the Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the Funds' Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                           RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                    FUND EXPENSES                       RETIREMENT(1)
                                           ------------------------------      ------------------------------
                                                   BY ALL ADOPTING                    FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                             FUNDS                              FUNDS
---------------------------                             -----                              -----
Michael Bozic                                         $ 19,842                             $ 47,838
Edwin J. Garn                                           35,306                               47,877
Wayne E. Hedien                                         38,649                               40,839
Dr. Manuel H. Johnson                                   20,125                               70,050
Michael E. Nugent                                       36,265                               62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding shares of Active Assets Institutional Money Trust on August 10, 2004: CFS/AAA Institutional Money Trust Omnibus Account, Attention: Peter Fu AAA Manager, 5 WTC, 6th FL, New York, NY 10048-0205 -- 27.77% and CAL DIVE International Inc., Attention: Wade Pursell, 400 N. Sam Houston Parkway East, Ste 400, Houston, TX 77060-3531.

     The following owned 5% or more of the outstanding shares of Active Assets Institutional Government Securities Trust on August 10, 2004: CFS/AAA Institutional Government Securities Trust Omnibus Account, ATTN: Peter Fu AAA OPS, Harborside Financial Center -- 6th FL, Jersey City, NJ 07302 -- 22.41%; City of Springfield, ATTN: Salvatore R. Calvanese, 36 Court Street, Springfield, MA 01103-1699 -- 8.27% and Mesa Air Group Inc., Attention: Corporate Treasury, 410 N. 44th Street 700, Phoenix, AZ 85008-7608 -- 5.15%

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Funds owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to each Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to separate Investment Management Agreements (each, a "Management Agreement") with the Investment Manager, each Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Each Fund pays the Investment Manager monthly compensation amounting to 0.15% of the Fund's average daily net assets.

     In the case of Active Assets Institutional Government Securities Trust, the Fund's expenses are capped as follows through December 31, 2004: 0.05% of the Fund's daily net assets while the Fund's net assets are up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; and 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million.

     Thereafter, in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Manager has agreed under each respective Management Agreement to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Funds. This may reduce the investment management fee below 0.15% for the Funds.

     Taking these waivers and assumptions of expenses into account, for the fiscal years ended June 30, 2002, 2003 and 2004, Active Assets Institutional Money Trust accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $1,766,665, $1,779,758, and $1,611,003, respectively.

     Taking these waivers and assumptions of expenses into account, for the fiscal period November 4, 2002 (commencement of operations) through June 30, 2003, and for the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $0 and $65,556, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement of Active Assets Institutional Money Trust, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its busi-ness judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

     In approving the Management Agreement of Active Assets Institutional Government Securities Trust, the Board of Trustees including the Independent Trustees, considered the nature, quality and scope of the services to be provided by the Investment Manager; the estimated fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees reviewed reports about the foregoing factors. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees of Active Assets Institutional Government Securities Trust, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and shareholders.


B. PRINCIPAL UNDERWRITER

     Each Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Fund. In addition, the Distributor may enter into similar agreements with other selected broker dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from the Investment Manager's own funds, the following annual residual commissions, based on the current value of each account for investors in the Funds, for which they are the Financial Advisors of record:


FUND                                                                                  ANNUAL RESIDUAL COMMISSION
Active Assets Institutional Money Trust                                                          0.03%
Active Assets Institutional Government Securities Trust                                          0.03%


     The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

     Each Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under each Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Funds or any of their shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Funds or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objective.


     Under the terms of each Management Agreement, in addition to managing each Fund's investments, the Investment Manager maintains certain of each Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospec-tuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Funds.

     Expenses not expressly assumed by the Investment Manager under each Management Agreement or by the Distributor, will be paid by the applicable Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs; the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund and supplements thereto to the Funds' shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of each Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of each Fund's independent registered public accounting firm; membership dues of industry associations; interest on either Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of each Fund's operation.


     Each Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to either Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by either Fund or its investors.


     Each Management Agreement will remain in effect from year to year, provided continuance of each Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the applicable Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for each Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on each Fund's shares and agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for each Fund's assets. Any of the Funds' cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 is the independent registered public accounting firm of each Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS

     The Funds, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Funds, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


F. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Funds' policies and procedures with respect to the voting of proxies relating to the Funds' portfolio securities and information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at http://www.sec.gov.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through dealers, issuers or underwriters. Such transactions are generally made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


     During the fiscal years ended June 30, 2002, 2003 and 2004, Active Assets Institutional Money Trust paid no such brokerage commissions or concessions.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust paid no such brokerage commissions or concessions.


B. COMMISSIONS


     Pursuant to an order of the Securities and Exchange Commission (the "SEC"), each Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. Each Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended June 30, 2002, 2003 and 2004, Active Assets Institutional Money Trust did not effect any principal transactions with Morgan Stanley DW.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for either Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Funds do not reduce the management fee they pay to the Investment Manager by any amount of the brokerage commissions they may pay to an affiliated broker or dealer.


     During the fiscal years ended June 30, 2002, 2003 and 2004, Active Assets Institutional Money Trust paid no brokerage commissions to an affiliated broker or dealer.

     During the period November 4, 2002 (commencement of operations) through June 30, 2003 and during the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Funds' policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Funds do not reduce the management fee they pay to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of each Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Funds do not, however, require a broker-dealer to sell shares of the Fund, in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Funds' transactions will be directed to a broker which sells shares of the Funds to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Funds) in such manner they deem equitable. In making such allocations among the Funds and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended June 30, 2004, Active Assets Institutional Money Trust did not pay any brokerage commissions to brokers because of research services provided.

     During the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended June 30, 2004, Active Assets Institutional Money Trust purchased securities issued by Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman Sachs Group Inc., Merrill Lynch & Co. Inc. and Deutsche Securities Inc., which issuers were among the ten brokers or the ten dealers which executed transactions for or with Active Assets Institutional Money Trust in the largest dollar amounts during the year. At June 30, 2004 Active Assets Institutional Money Trust held securities issued by Citigroup Global Markets Inc., Deutsche Securities Inc. and Goldman Sachs Group Inc. with market values of $31,991,200, $9,706,584 and $32,000,000, respectively.

     During the fiscal year ended June 30, 2004, Active Assets Institutional Government Securities Trust did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At June 30, 2004, the Fund did not own any securities issued by any of such issuers.

F. REVENUE SHARING

     The Investment Manager and/or the Distributor may pay compensation, out of their own resources and not as an additional charge to the Funds, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Investment Manager or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Funds or by the Distributor. The additional payments may be based on current assets, gross sales, the Funds' advisory fee or other measures as determined from time to time by the Investment Manager or the Distributor. The amount of these payments, as determined from time to time by the Investment Manager or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts:

     (1) On sales of each of the Funds, an amount equal to 0.03% of the value of shares of the Fund held in Morgan Stanley DW's or the Intermediaries' accounts.

     (2) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Partners Program(1), an amount equal to 0.025% on the value of the Fund shares acquired by exchange from another open-end retail fund and whose shares had been held for a one-year period or more.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     In addition to the payments described above, Morgan Stanley reports its segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Funds' advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Manager to a Morgan Stanley business segment.

----------
(1) Thirteen of the largest and most well known mutual fund families are participants in Morgan Stanley DW's Partners Program, including the Morgan Stanley Funds. These fund families have greater access to Financial Advisors so that they can provide training and other presentations concerning their funds. The current participants in the Partners Program are AIM, AllianceBernstein, Davis, Dreyfus, Eaton Vance, Evergreen, Fidelity, Franklin Templeton Investments, Morgan Stanley Funds, PIMCO Advisors, Putnam, Scudder, and Van Kampen.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of each Fund are entitled to a full vote for each full share of beneficial interest held. The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of each Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     Each Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series of classes of shares other than as set forth in the PROSPECTUS.

     The Funds are not required to hold annual meetings of shareholders and in ordinary circumstances the Funds do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Funds are required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of each Fund. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the respective Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Funds, the risk to each Fund's shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the respective Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed) is provided in the Funds' PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption of the Funds' shares or the application of proceeds to the purchase of new shares in a Fund, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer in the performance of such functions. With respect to redemptions, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Funds are not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

B. OFFERING PRICE

     The price of each Fund's shares, called "net asset value," is based on the value of each respective Fund's portfolio securities.

     Each Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. Each Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the investment. During such periods, the yield to investors in each Fund may differ somewhat from that obtained in a similar company which uses marked-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in either Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of each Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Funds' shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of either Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which a Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.


     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) an Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by the Trustees; (iii) in addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). Each Fund will limit its investments to securities that meet the requirements for Eligible Securities; however, each Fund may invest in adjustable rate government securities with final maturities in excess of 397 days.


     As permitted by the Rule, the Trustees have delegated to the Funds' Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, each Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of each Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.


     The Rule further requires that each Fund limit its investments to U.S. dollar-denominated instruments that the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days, except for obligations of the U.S. Government where the variable rate of interest is readjusted no less frequently than every 762 calendar days and which shall be deemed to have a remaining maturity equal to the period remaining until the next readjustment of the interest rate. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the applicable Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.


     If the Trustees determine that it is no longer in the best interests of a Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Funds will notify their respective shareholders of any such change.

IX. TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS


     Each Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Funds will affect the amount, timing and character of the distributions made by each Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     Each Fund intends to declare and pay all of its net investment income (and net short-term capital gains, if any) as dividends daily. Dividends are automatically reinvested in additional Fund shares at net asset value. Net investment income, for dividend purposes, includes accrued interest and original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of each Fund, respectively. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund.

     The Trustees of the Funds may revise the dividend policy or postpone the payment of dividends if a Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

     It is each Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


     TAXES. Each Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income taxes, provided that each Fund timely distributes all of its taxable net investment income and all of its net realized gains to its shareholders.


     Each Fund generally intends to distribute sufficient income and gains so that it will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Fund may instead determine to retain all or part of any capital gains in any year for reinvestment. In such event, a Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by each Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.


     Under certain tax rules, the Funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Funds receive no payments in cash on the security during the year. To the extent that the Funds invest in such securities, they would be required to pay out such income as an income distribution in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Funds or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Funds may realize a gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Shareholders normally will be subject to federal income tax, and state and/or local income taxes on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Interest income and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Net long-term capital gains distributions are taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the shareholder receives such distribution in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the rate on dividends would move to 35% in 2009 and 39.6% in 2011.

     It is not anticipated that the ordinary dividends or net long-term capital gains distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distribution from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Funds of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount received and the tax basis of the shares. Fund shares held for a period of one-year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. However, as each Fund intends to maintain its share price at $1.00, preserving the principal value of a shareholder's investment, a shareholder generally will not realize gain or loss on the sale or redemption of shares in a Fund.


X. UNDERWRITERS

     Each Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the section titled "Principal Underwriter."


XI. PERFORMANCE DATA

     Active Assets Institutional Money Trust's current yield for the seven days ended June 30, 2004 was 0.97%. The seven day effective annual yield on June 30, 2004 was 0.97%, assuming daily compounding.

     Active Assets Institutional Government Securities Trust's current yield for the seven days ended June 30, 2004 was 1.03%. The seven day effective annual yield on June 30, 2004 was 1.03%, assuming daily compounding.

XII. FINANCIAL STATEMENTS

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENTS the Funds have filed with the SEC. The complete REGISTRATION STATEMENT for each Fund may be obtained from the SEC.

      The Funds' audited financial statements for the fiscal year ended June 30, 2004, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Funds' Annual Reports. Copies of the Funds' ANNUAL REPORTS TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, New York 10019, acts as the Funds' legal counsel.

APPENDIX A. MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      -  Selection or ratification of auditors.

      -  Approval of financial statements, director and auditor reports.

      -  Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      -  General updating/corrective amendments to the charter.

      -  Elimination of cumulative voting.

      -  Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      -  Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      -  Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      -  Creation of "blank check" preferred stock.

      -  Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   Whether the stock option plan is incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

      ANTI-TAKEOVER PROVISIONS

      -  Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      -  Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      -  Confidential voting.

      -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      -  Proposals that limit tenure of directors.

      -  Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      -  Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      -  Proposals that limit retirement benefits or executive compensation.

      -  Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      -  Requiring shareholder approval of golden parachutes.

       - Elimination of certain anti-takeover related provisions.

       - Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      -  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d) The Committee will meet on an ad hoc basis to (among other matters):
          (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.